Exhibit 99.1

April 25, 2017 AVXS-101 Clinical Update As Presented at the American Academy of Neurology 2017 Annual Meeting

2 Forward-Looking Statements This presentation contains forward-looking statements, including statements about: the timing, progress and results of preclinical studies and clinical trials for AVXS-101, including statements regarding the timing of initiation of studies or trials and related preparatory work, our expectations regarding timing for meetings with regulatory agencies, our manufacturing strategy and developments, key regulatory and development milestones and our research and development programs. These statements involve substantial known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. The forward-looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Disclaimers

Our Strategy 3 Build pipeline of gene therapy treatments beyond SMA Expand development of AVXS-101 into SMA Type 2 Establish foundational presence in SMA Type 1 Vision: Leader in rare and life-threatening neurological genetic diseases Strategic Focus & Investment Time

Overview of SMA 4 SMA is a devastating orphan disease that results in motor neuron loss and progressive weakness; it is the most common genetic cause of infant death Incidence: ~1 in 10,000 live births Caused by reduced SMN (survival motor neuron) protein levels from loss of/defective SMN1 gene SMA divided into sub-categories, Type 1- 4, with Type 1 being most severe Severity correlates with # of copies of SMN2 backup gene

SMA Types: A Devastating Disease 5 TYPE 1 TYPE 2 TYPE 3 TYPE 4 SMN2 Copy Number Two Three or Four Three or Four Four to Eight Onset Before 6 Months 6-18 Months Early childhood to early adulthood (juvenile) Adulthood (20s-30s) usually after 30 Incidence per Live Birth Approximately 60% Approximately 27% Approximately 13% Uncommon; limited information available Developmental Milestones Will never be able to sit without support Difficulty breathing & swallowing Can’t crawl/will never walk Will never be able to walk or stand without support Stand alone and walk but may lose ability to walk in 30s-40s Stand alone and walk but may lose ability to walk in 30s-40s (Same as Type 3) Survival <10% Event free* by two years of age 68% alive at age 25 Normal Normal *Event = Death or ≥16-hr/day ventilation continuously for ≥ 2 wks, in the absence of an acute reversible illness

Natural History of SMA Type 1 “floppy baby” syndrome muscle weakness (legs more than arms) poor head control belly breathing bulbar muscle weakness (weak cry, difficulty swallowing, aspiration) will never sit unsupported loss of motor function: NeuroNEXT -- CHOP INTEND decrease of 10.5 points/yr. PNCR -- CHOP INTEND decrease of 1.27 points/yr. % Event-Free Survival* Age (mos.) PNCR (Finkel) NeuroNEXT (Kolb) *Survival for Finkel1 = no death, or no need for ≥16-hr/day ventilation continuously for ≥ 2 weeks, in the absence of an acute reversible illness; n = 23 (2 copies of SMN2) Survival for Kolb2 = no death, or no tracheostomy; n = 20 75% survival 8.1 mos 50% survival 10.5 mos 25% survival 13.6 mos 8% survival 20 mos Holds head steady alone; brings hands to mouth Rolls over in both directions Sits alone; crawls Cruises; may stand alone Walks alone; may run and walk up stairs; eats with a spoon Climbs furniture alone; kicks and throws a ball Onset of SMA Type 1 by 6 months Symptoms may present More than 90% of SMA Type 1 patients will not survive or will need permanent ventilation support by age 2 6 Milestone for a healthy infant SMA Type 1 survival rates per Finkel1 50% survival 8 mos SMA Type 1 survival rate per Kolb2 0 25 50 75 100 0 2 4 6 8 10 12 14 16 18 20 22 24

Children with SMA Type 1 Do Not Reach Any Major Motor Milestones Retrospective Study from large multi-center datasets (US and EU) Patients (n=33) have genetically confirmed homozygous deletion of exon 7 in SMN1 gene; categorized according to Dubowitz’s decimal classification (confirmation of SMN1 status and clinical observations) Study visits at baseline, every 2-3 months until the age of 12 months, and every 6 months thereafter, when possible Hammersmith Infant Neurological Examination (HINE) used to assess intermediate steps leading to full achievement of milestones DESIGN Prolongation of survival with supportive care does not impact achievement of motor milestones in SMA Type 1 infants SMA Type 1 infants with symptom onset <6 months: Will not reach any major motor milestones, such as sitting, crawling, standing, and walking Any early intermediate milestones in 1B patients will be quickly lost The highest milestone achieved is seen in the child’s first visit followed by a rapid decline Any improvement or achievement of milestones not usually achieved in a child with SMA Type 1 in a drug intervention trial can be attributed to the drug and not due to survival or enhanced standard of care CONCLUSIONS Developmental Milestones in Type 1 Spinal Muscular Atrophy De Sanctis et al. Neuromuscular Disorders, Nov-2016 7

AVXS-101 Targets the Primary SMN Gene 8 NORMAL INDIVIDUAL SMA-AFFLICTED INDIVIDUAL SMA-AFFLICTED INDIVIDUAL TREATED WITH AVXS-101 SMN Genes SMN Protein SMN1 Primary SMN2 Back up SMN Genes SMN Protein SMN1 SMN2 Back up SMN Genes SMN Protein SMN1 SMN2 Back up AVXS-101 Primary Functional SMN Protein Not-functional SMN Protein

Our Solution: AVXS-101 An Innovative Treatment Approach for SMA 9 scAAV ITR Continuous Promoter Human SMN Transgene scAAV ITR KEY COMPONENTS PURPOSE Recombinant AAV9 Capsid Shell Ability to deliver across the blood brain barrier (BBB) and into the spinal cord - Avoids the need for intrathecal delivery when treating infants Non-replicating virus does not modify the existing DNA of the patient. scAAV ITR (Self-complementary DNA technology) Enables rapid onset of effect which is key in a quickly deteriorating population Continuous Promoter Activates the transgene to allow for continuous and sustained SMN expression Human SMN Transgene Full copy of a stable, functioning SMN gene that is introduced into the cell’s nucleus Recombinant AAV9 Capsid Shell Rendering adapted from DiMattia et al. Structural Insight into the Unique Properties of Adeno-Associated Virus Serotype 9. J. Virol. June 2012. Gene therapy is the right approach for SMA: Monogenic mutation that drives the pathology

Clinical Study Closeout – January 20, 2017

AVXS-101 PHASE 1 TRIAL OVERVIEW – SMA TYPE 1

Study Site
Nationwide Children's
When your child needs a hospital, everything matters.

Principal Investigator
Jerry R. Mendell, M.D.

Trial Design
Open-label, dose-escalation
scAAV9.CB.SMN

Route of Administration
One-time intravenous infusion through peripheral limb vein
Prednisolone 1 mg/kg 1 day Pre-GT

KEY ENROLLMENT CRITERIA

Inclusion

- 9 months of age / 6 months of age[1] and younger at day of vector infusion with SMA Type 1 as defined by the following features:
  - **Bi-allelic SMN1 gene deletion or point mutations**
    - **All enrolled patients carry bi-allelic SMN1 deletions, confirmed by independent laboratory**
  - **2 copies of SMN2**
  - **Onset of disease at birth to 6 months of age**
  - Hypotonia by clinical evaluation with delay in motor skills, poor head control, round shoulder posture and hypermobility of joints

Exclusion

- Active viral infection (includes HIV or serology positive for hepatitis B or C)
- Use of invasive ventilatory support (tracheotomy)* or pulse oximetry <95% saturation
- Patients with Anti-AAV9 antibody titers >1:50 as determined by ELISA binding immunoassay
- Abnormal laboratory values considered to be clinically significant
- **Patients with the c.859G>C mutation in SMN2 exon 7 (predicted mild phenotype)[2]**

*Patients may be put on non-invasive ventilatory support (BIPAP) for <16 hours/day at discretion of their physician or study staff.
Clinicaltrials.gov Identifier = NCT02122952
[1] Inclusion criteria was 9 months of age and younger for the first nine patients. 6 months of age and younger for the last six patients.
[2] Exclusion criteria related to c.859G>C was confirmed for all patients by an independent laboratory.

OBJECTIVES

Primary

- Safety and Tolerability

Secondary

- **Time from birth until death or time to ≥16-hour ventilation continuously for ≥2 weeks** in the absence of an acute reversible illness or perioperatively
- **Video confirmed achievement of ability to sit unassisted***

***key developmental milestone achievements assessed and adjudicated by external independent reviewer**

Additional

- CHOP INTEND
- Bayley Motor Scales of Infant/Toddler development – Gross Motor

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avexis

Event-Free Survival Data – January 20, 2017 11 * A month is defined as 30 days Cohort 1 6.7E13 vg/kg sc.AAV9.CB.SMN Cohort 2 2.0E14 vg/kg sc.AAV9.CB.SMN PNCR (Finkel) 2014 Natural History Study: 75% event-free 50% event-free 25% event-free 8% event-free Age at Last Follow-up Cohort 1*: 30.8 months (median) 30.4 months (mean) Cohort 2*: 20.2 months (median) 20.7 months (mean) *reflects age at Last Trial Visit or most recent pulmonary assessment, E.02’s age at Pulmonary Event Day of Gene Transfer Last Trial Visit – Age Fixed Pulmonary Event – Age Fixed SURVIVAL DATA 9/9 reached 20 mo. event-free (8% PNCR) 15/15 reached 13.6 mo. event-free (25% PNCR) 15/15 reached 10.5 mo. event-free (50% PNCR) 15/15 reached 8.1 mo. event-free (75% PNCR) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 Age (months*)

CHOP INTEND vs. Age – January 20, 2017 12 COHORT 1 (n=3) Baseline Age (months): 5.9 [median], 6.3 [mean] Current Age (months): 30.8 [median], 30.4 [mean] Mean CHOP INTEND Increase: 7.7 points COHORT 2 (n=12) Baseline Age (months): 3.1 [median], 3.4 [mean] Current Age (months): 20.2 [median], 20.7 [mean] Mean CHOP INTEND Increase: 24.7 points Dashed line denotes missed or partial CHOP-INTEND assessments Rapid Response in Cohort 2 CHOP INTEND Increase at Month 1: 9.8 [mean] CHOP INTEND Increase at Month 3: 15.4 [mean] Early intervention and dose appear to affect response 0 10 20 30 40 50 60 0 3 6 9 12 15 18 21 24 27 30 CHOP INTEND Scores Age (months) 1 month = 30 days E.01 E.02 E.03 E.04 E.05 E.06 E.07 E.08 E.09 E.10 E.11 E.12 E.13 E.14 E.15

SMA Type 1 Children Typically Require Significant Nutritional and Respiratory Supportive Care By 12 Months Of Age

NATURAL HISTORY FOR SMA TYPE 1

NUTRITIONAL SUPPORT	RESPIRATORY SUPPORT	BULBAR MUSCLE FUNCTION
• Nearly all Type 1 patients require nutritional support by 12 mos of age[1]	• Most Type 1 patients require respiratory support by 12 mos of age1	• Most patients are not able to swallow or speak effectively

COHORT 2 RECEIVING THE PROPOSED THERAPEUTIC DOSE OF AVXS-101

NUTRITIONAL SUPPORT STATUS OF PROPOSED THERAPEUTIC DOSE COHORT	RESPIRATORY SUPPORT STATUS OF PROPOSED THERAPEUTIC DOSE COHORT	BULBAR MUSCLE FUNCTION OF PROPOSED THERAPEUTIC DOSE COHORT
• **6 of 7 (86%)** that did not require feeding support before dosing **continue without nutritional support**	• **7/10 (70%)** that did not require BiPAP support before dosing **continue without any BiPAP** • **No** children hospitalized for respiratory illnesses required a tracheostomy or prolonged invasive ventilation.	• **11/12 (92%) patients are feeding orally**, including 6 exclusively fed by mouth • **8/12 (67%) patients are able to speak**

1. Finkel et al. Observational Study of Spinal Muscular Atrophy Type I and Implications for Clinical Trials. Neurology. August 2014.

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SAFETY AND TOLERABILITY OBSERVATIONS No new treatment-related SAEs or AEs observed As previously reported, a total of 5 treatment-related AEs in 4 patients have been reported following monitoring and source verification Treatment-related SAEs and AEs were clinically asymptomatic elevated liver function enzymes (LFEs) assessed under CTCAE on the basis on laboratory values and resolved with prednisolone treatment* 2 were SAEs experienced by 2 patients 3 were AEs experienced by 2 patients A total 256 AEs (5 treatment-related AEs and 251 non-treatment related AEs) have been reported following monitoring and source verification 52 SAEs and 204 non-serious AEs 65 AEs have occurred since September 15, 2016 10 disease-related SAEs in 3 patients have occurred since September 15, 2016 AVXS-101 appears to have a favorable safety profile and appears to be generally well-tolerated in patients studied to date Safety Data – January 20, 2017 14 *No drug-induced liver injury (DILI) as defined by Hy’s Law

Children with SMA Type 1 Never Sit Unassisted 15 DISEASE CHARACTERISTICS Disease onset <6 months Hypotonia and weakness Bulbar muscle weakness Difficulty breathing and swallowing Inexorable progression to nutritional failure Inexorable progression to respiratory failure DEVELOPMENTAL MILESTONE PROGNOSIS Progressive decline in motor function soon after birth Rapid loss of any early milestones (e.g. head control, hands to mouth) Will never be able to sit unassisted Will never be able to roll Will never be able to crawl, stand, or walk The Natural History of SMA Type 1 is marked by the inability to achieve or maintain developmental milestones

Motor Milestone Achievements in Cohort 2

Cohort 2 2.0e14 vg/kg	Age at GT (mos)	Motor Milestone Achievement							
		Brings hand to mouth	Head control	Partial Roll[a]	Roll[b]	Sitting with assistance	Sitting Unassisted		
							≥ 5 seconds[c]	≥ 10 seconds[d]	≥ 30 seconds[e]
E.04	6	✔	✔	✔	✔	✔	✔		
E.05	4	✔	✔	✔	✔	✔	✔	✔	✔
E.06	2	✔	✔	✔	✔	✔	✔	✔	✔
E.07	4	✔	✔	✔	✔	✔	✔	✔	
E.08	8	✔							
E.09	5	✔	✔	✔	✔	✔	✔	✔	✔
E.10	1	✔	✔	✔	✔	✔	✔	✔	✔
E.11	2	✔	✔	✔	✔	✔	✔	O	O
E.12	3	✔	✔	✔	✔	✔	✔	✔	✔
E.13	1	✔	✔			✔	✔	✔	O
E.14	4	✔	✔	✔	✔	✔	O	O	O
E.15	2	✔	✔			✔			

Two children crawl, pull to a stand, and stand and walk independently.

*Milestone achievements as of January 20, 2017, except those indicated by O, which were achieved after the January 20, 2017 cutoff.

a. Bayley Scales of Infant and Toddler Development, Item #20, rolls a minimum 180° from back in only one direction.
b. Bayley Scales of Infant and Toddler Development, Item #20, rolls a minimum 180° from back to both left and right.
c. Sitting unassisted for ≥5 seconds is in accordance with the criteria of Item 22 in the Bayley Scales of Infant and Toddler Development – gross motor subtest and surpasses the three second count used as a basis for sitting (test item 1) in the Hammersmith Functional Motor Scale – Expanded for SMA (HFMSE).
d. Sitting unassisted for ≥10 seconds is in accordance with the criteria in the World Health Organization – MultiCentre Growth Reference Study.
e. Sitting unassisted for ≥30 seconds defines functional independent sitting and is in accordance with the criteria of Item 26 in the Bayley Scales of Infant and Toddler Development – gross motor subtest.

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Cohort 2 Achieved Motor Milestones Not Seen in the Natural History of SMA Type 1 17

AVXS-101 was delivered via Intracerebroventricular (ICV) injection in the mouse model for SMA (SMND7 mouse) to evaluate phenotypic rescue The scAAV9-Green Fluorescent Protein (scAAV9-GFP) was used to evaluate transgene/AAV9-biodistribution and was delivered via ICV injection in mice and intrathecal sacral infusion incynomolgus macaques DESIGN ICV delivery of AVXS-101 in mice demonstrate improved survival in the SMA mouse CSF delivery of gene therapy utilizing the AAV9 viral vector combined with tilting (Trendelenburg position) allows widespread transgene transduction in the brain, brain stem, cerebellum and upper spinal cord segments of nonhuman primates Tilting resulted in an increase in the transduction of motor neurons in the brain stem, cerebellum and upper spinal cord segments These data offer insight into vector distribution and its correlation with transgene expression and provides guidance for future AAV9-based clinical trials in SMA, as well as other neurodegenerative disorders CONCLUSIONS A Dose-response Study in Mice and Nonhuman Primates data regarding a dose-response study for the CSF delivery of AVXS-101 Brian Kaspar, PhD, Senior Vice President and Chief Scientific Officer CSF Delivery of AAV9-mediated Gene Therapy for SMA 18

Most patients (13/16) did not exhibit elevated antibody titers prior to gene replacement therapy Consistent with the literature, AAV9 antibody seropositivity under the age of 10 appears rare When positive in young children, titers are typically low AAV9 seropositivity increases after age 40, especially in women 2 of 3 patients with initial titers >1:50 were retested and able to participate in the clinical trial In the uncommon instance where both mother and child expressed antibodies against AAV9, breast-feeding was discontinued A decrease in antibody titers to 1:50 or less was seen on retesting Data suggest pre-existing antibodies to AAV9 are quite uncommon in the pediatric population, and will not impact use of gene therapy for the vast majority of SMA Type 1 patients CONCLUSIONS AVXS-101 Phase 1 Gene Therapy Clinical Trial in SMA Type 1: Experience with Preexisting Anti-AAV9 Antibody in the SMA1 Population Douglas Sproule, MD, Vice President of Clinical Development and Medical Affairs Experience with Preexisting Anti-AAV9 Antibody in the SMA Type 1 Population 19

Regardless of age at dosing and baseline motor function, most of Cohort 2 has achieved the ability to sit unassisted In Cohort 2 (proposed therapeutic dose), 11/12 patients have surpassed a CHOP-INTEND score of 40, 10/12 have surpassed a score of 50, and 2/12 have achieved the max score Natural History studies documented that by 6 months of age, almost no SMA1 child achieves a CHOP-INTEND Score of 40 Rapid improvements in CHOP-INTEND scores were observed in Cohort 2 at 1 month (9.8 points) and 3 months (15.4 points) post-dosing Most patients (9/12) in Cohort 2 are sitting unassisted Untreated children with SMA1 do not achieve major motor milestones, including sitting unassisted The degree of treatment outcomes appear to be influenced by age at dosing and baseline motor function Two children (proposed therapeutic dose) early in age and early in disease progression achieved sitting unassisted within the range of general developmental timelines These data highlight the potential impact of expeditious treatment upon diagnosis and emphasize the need for newborn screening in SMA CONCLUSIONS AVXS-101 Phase 1 Gene Therapy Clinical Trial in SMA Type 1: Correlation between CHOP-INTEND & Motor Milestone Achievements Linda Lowes, PT, PhD, Director of Clinical Therapies Research and a member of the Center for Gene Therapy at the Research Institute of Nationwide Children’s Hospital Correlation between CHOP-INTEND and Motor Milestone Achievements 20

All patients are alive and ≥15 mos of age (6 are >2 years old) All patients reached 13.6 months of age free of permanent ventilation The published natural history shows that only 25% of SMA Type 1 patients survive to 13.6 months of age without permanent ventilation 9 of 12 patients in Cohort 2 sat unassisted and 5 of 12 sat unassisted for ≥30 sec Data Update (post-Jan 20): 10 of 12 patients sat unassisted and 8 of 12 sat unassisted for ≥30 sec 11 of 12 patients in Cohort 2 achieved head control and sitting with support 2 patients in Cohort 2 crawled, stood and walked independently The published natural history shows that no SMA Type 1 patients achieve any major motor milestones 11 of 12 patients feed orally, including 6 exclusively fed by mouth 7 of 10 patients that did not require BiPAP support before dosing continue without any BiPAP 8 of 12 patients in Cohort 2 are speaking The published natural history shows that most SMA Type 1 patients require nutritional support and most require respiratory support by 12 months of age AVXS-101 appears to have a favorable safety profile and to be generally well tolerated Clinically asymptomatic elevated liver enzymes were the only treatment-related SAEs/AEs and were managed with a prednisolone regimen CONFIDENTIAL – Do not distribute Summary: AVXS-101 Phase 1 Study in SMA Type 1 21

Company Milestones 22 Type 1 Program Type 2 Program 2017 Manufacturing Q2 2017: Initiate SMA Type 1 pivotal trial in U.S.* Q1 2017: Provide update on EU regulatory pathway and trial design feedback Q2 2017: Anticipated update/minutes from CMC Type B meeting Q1 2017: 13.6 months of data for all patients in the Phase 1 trial Q2 2017: Initiate Phase 1 safety and dosing study in SMA Type 2 via intrathecal (IT) delivery* Q2/Q3 2017: End-of-Phase 1 meeting with FDA Q2 2017: Conduct a comprehensive clinical program review with EMA 2H 2017: Initiate SMA Type 1 pivotal trial in EU* *Assumes positive outcome of CMC Type B meeting

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